                                                                    EXHIBIT 99.2


                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Premia Corporation:

We have audited the accompanying balance sheets of Premia Corporation as of December 31, 1999 and 1998, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premia Corporation as of December 31, 1999 and 1998, and the results of its operations, and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                              KPMG LLP


Portland, Oregon
February 18, 2000


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

                               PREMIA CORPORATION

                                 BALANCE SHEETS
                           December 31, 1999 and 1998

                                                               1999              1998
                                                            ----------        ----------
                         ASSETS
Current assets:
   Cash and cash equivalents                                $  566,516        $  509,410
   Trade accounts receivable                                   899,912           617,766
   Inventories                                                  48,667            45,986
   Prepaid and other current assets                             57,748               230
                                                            ----------        ----------
         Total current assets                                1,572,843         1,173,392

Investment securities available for sale                       894,674           739,174
Fixed assets, net                                              399,209           425,708
Other assets                                                    14,000            14,000
                                                            ----------        ----------
         Total assets                                       $2,880,726        $2,352,274
                                                            ==========        ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                         $   68,748        $   44,790
   Accrued payroll and related liabilities                     460,007           349,552
   Dividends payable                                                --            21,496
   Unearned revenue                                            818,392           595,212
   Other current liabilities                                    17,820                --
                                                            ----------        ----------
         Total current liabilities                           1,364,967         1,011,050

Stockholders' equity:
   Common stock, no par value. Authorized 5,000,000
     shares; issued and outstanding 1,002,000 shares
     at December 31, 1999 and 1998                             100,108           100,108
   Accumulated other comprehensive income                      223,655           118,457
   Retained earnings                                         1,191,996         1,122,659
                                                            ----------        ----------
         Total stockholders' equity                          1,515,759         1,341,224
                                                            ----------        ----------
         Total liabilities and stockholders' equity         $2,880,726        $2,352,274
                                                            ==========        ==========


See accompanying notes to financial statements.


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

                               PREMIA CORPORATION

                              STATEMENTS OF INCOME
                     Years ended December 31, 1999 and 1998

                                                1999              1998
                                             ----------        -----------
Sales, net                                   $5,307,333        $ 5,290,993
Cost of sales                                   391,376            635,516
                                             ----------        -----------
         Gross margin                         4,915,957          4,655,477
                                             ----------        -----------

Operating expenses:
   Sales and marketing                        2,137,142          1,983,389
   Product development                          670,169            444,427
   General and administrative                 2,051,651          2,036,115
                                             ----------        -----------
         Total operating expenses             4,858,962          4,463,931
                                             ----------        -----------
         Income from operations                  56,995            191,546
                                             ----------        -----------

Other income (expense):
   Interest income                               22,128             29,467
   Dividend and investment income                50,181             75,070
   Gain on sale of investment                        --              5,870
   Other income (expense), net                       33            (17,081)
                                             ----------        -----------
         Total other income (expense)            72,342             93,326
                                             ----------        -----------
         Net income                          $  129,337        $   284,872
                                             ==========        ===========

See accompanying notes to financial statements.


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

                               PREMIA CORPORATION

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     Years ended December 31, 1999 and 1998

                                                                                              ACCUMULATED
                                        COMMON STOCK                                             OTHER            TOTAL
                                    --------------------      RETAINED       COMPREHENSIVE    COMPREHENSIVE     STOCKHOLDERS'
                                     SHARES      AMOUNT       EARNINGS           INCOME          INCOME            EQUITY
                                    ---------   --------     ----------      -------------    --------------    -----------
Balance at December 31, 1997        1,002,000   $100,108     $1,069,283                         $ 74,114         $1,243,505

Dividends                                  --         --       (231,496)                              --           (231,496)
Unrealized gain on available
   for sale securities                     --         --             --         $ 44,343          44,343             44,343
Net income                                 --         --        284,872          284,872              --            284,872
                                    ---------   --------     ----------         --------        --------          ---------

Comprehensive income                                                            $329,215
                                                                                ========

Balance at December 31, 1998        1,002,000    100,108      1,122,659                          118,457          1,341,224

Dividends                                  --         --        (60,000)                              --            (60,000)
Unrealized gain on available
   for sale securities                     --         --             --          105,198         105,198            105,198
Net income                                 --         --        129,337          129,337              --            129,337
                                    ---------   --------     ----------         --------       ---------          ---------
Comprehensive income                                                            $234,535
                                                                                ========

Balance at December 31, 1999        1,002,000   $100,108     $1,191,996                         $223,655         $1,515,759
                                    =========   ========     ==========                         ========         ==========


See accompanying notes to financial statements.


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

                               PREMIA CORPORATION

                            STATEMENTS OF CASH FLOWS
                     Years ended December 31, 1999 and 1998

                                                                        1999               1998
                                                                      ---------         ---------
Cash flows from operating activities:
   Net income                                                         $ 129,337         $ 284,872
   Adjustments to reconcile net income to net cash
     provided by operating activities:
            Depreciation                                                 94,144            87,692
            Loss on retired assets                                           --            11,049
            Gain on sale of investments                                      --            (5,870)
            Change in assets and liabilities:
                Accounts receivable                                    (282,146)         (169,681)
                Inventories                                              (2,681)            1,670
                Other current assets                                    (57,518)              296
                Accounts payable and accrued payroll and
                  related liabilities                                   134,413           (21,400)
                Other current liabilities                                17,820                --
                Unearned revenue                                        223,180           204,006
                                                                      ---------         ---------
                     Net cash provided by operating activities          256,549           392,634
                                                                      ---------         ---------

Cash flows from investing activities:
    Proceeds from sale of available for sale securities                      --           126,999
    Purchase of available for sale securities                           (50,302)         (210,115)
    Purchases of fixed assets                                           (67,645)         (137,769)
                                                                      ---------         ---------
                     Net cash used in investing activities             (117,947)         (220,885)
                                                                      ---------         ---------
Cash flows from financing activities:
    Dividends paid                                                      (81,496)         (210,000)
                                                                      ---------         ---------
                     Net cash used in financing activities              (81,496)         (210,000)
                                                                      ---------         ---------
                     Net increase (decrease) in cash
                       and cash equivalents                              57,106           (38,251)

Cash and cash equivalents at beginning of year                          509,410           547,661
                                                                      ---------         ---------
Cash and cash equivalents at end of year                              $ 566,516         $ 509,410
                                                                      =========         =========
Supplemental disclosures of investing activities:
   Unrealized gain on available for sale securities                   $ 105,198         $  44,343


See accompanying notes to financial statements.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    (a) ORGANIZATION

        Premia Corporation (the Company) is an Oregon S Corporation located in Beaverton, Oregon. The Company is in the business of developing and publishing software development tools for professional programmers.

    (b) USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    (c) CASH AND CASH EQUIVALENTS

        The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

    (d) INVENTORIES

        Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

    (e) PROPERTY AND EQUIPMENT

        Property and equipment are recorded at cost less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets as follows: office equipment over seven years; computer hardware and software over five years; furniture and equipment over five years; and leasehold improvements over the remaining life of the lease or the useful life, whichever is shorter. Maintenance and repairs are expensed as incurred.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

    (f) REVENUE RECOGNITION

        Effective January 1, 1998, the Company adopted Statement of Position
        (SOP) 97-2, Software Revenue Recognition, as amended by SOP 98-4 and SOP 98-9. SOP 97-2, as amended, generally requires revenue earned on software arrangements involving multiple elements to be allocated to each element based on the relative fair value of the elements.

        To date, the Company has derived its revenue from software product, net of estimated sales returns and allowances and maintenance. The Company sells its product primarily through its sales team.

        Revenue recognized from multiple-element software arrangements are allocated to each element of the arrangement based on the fair values of the elements, such as software products, maintenance and support, hosting services and consulting services. The determination of fair value is based on objective evidence which is specific to the Company.

        Revenue from software product is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, no significant obligations with regard to implementation remain, the fee is fixed or determinable and collectibility is probable.

        Unearned revenue includes amounts billed to customers for which revenues have not been recognized which generally results from deferred maintenance fees. Unearned maintenance revenues are recognized ratably over the contractual period.

    (g) WARRANTY

        The Company warrants its products against defects. Warranty obligations, which are insignificant, are charged to operations in the period in which the cost is incurred.

    (h) RESEARCH AND DEVELOPMENT

        Expenditures for research and development are expensed as incurred.

    (i) CAPITALIZED SOFTWARE

        Under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed,software development costs are to be capitalized beginning when a product's technological feasibility has been established and ending when a product is made available for general release to customers. The establishment of technological feasibility of the Company's products has occurred shortly before general release and, accordingly, no costs have been capitalized.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

    (j) ADVERTISING EXPENSE

        The Company generally expenses the production and insertion costs of print advertising as incurred. Advertising expenses, which are included in sales and marketing expense in the accompanying financial statements, were $688,647 and $560,681 in 1999 and 1998, respectively.

    (k) INVESTMENT SECURITIES

        Investment securities are classified as available for sale. Securities available for sale are stated at estimated market value. Realized gains or losses on sales of investment securities available for sale, if any, are determined based on the specific identification method. The net unrealized gain or loss on securities available for sale are included as a component of accumulated other comprehensive income.

    (l) INCOME TAXES

        The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal or state corporate income taxes on its taxable income. Instead, the stockholders are individually responsible for federal and state income taxes. Accordingly, no provision for income taxes have been made in the accompanying financial statements.

    (m) STOCK-BASED EMPLOYEE COMPENSATION

        The Company adopted Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, (SFAS No. 123) which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply provisions of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (APB Opinion No. 25) and provide pro forma net income disclosures as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

    (n) FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term nature of these instruments.

    (o) SEGMENT REPORTING

        Based on definitions contained within SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information, the Company has determined that it operate in one segment.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


    (p) RECENT ACCOUNTING PRONOUNCEMENTS

        In June 1998, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 establishes accounting and reporting standards for derivative financial instruments and hedging activities related to those instruments, as well as other hedging activities. Because the Company does not currently hold any derivative instruments and does not engage in hedging activities, the Company expects that the adoption of SFAS No. 133 will not have a material impact on its financial position, results of operations or cash flows. The Company will be required to adopt SFAS No. 133 for the year ended December 31, 2001 in accordance with FASB SFAS no. 137, which delayed implementation of SFAS 133.

    (q) RESTATEMENTS

        The 1997 and 1998 financial statements have been restated as a result of changes in the timing of the recognition of revenues and as a result of a change in the method by which the Company accounts for its investment securities.

(2) INVESTMENT SECURITIES

    The amortized costs, estimated market values, unrealized gains and unrealized losses of investment securities at December 31, 1999 and 1998 are summarized as follows:

                                                                              ESTIMATED
                                        AMORTIZED    UNREALIZED  UNREALIZED    MARKET
                                          COST         GAINS      LOSSES       VALUE
                                        ---------    ----------  ----------   --------
1999:
   Available for sale:
       Mutual funds                     $671,019      $223,655      $ --      $894,674
                                        --------      --------      ----      --------
          Total available for sale      $671,019      $223,655      $ --      $894,674
                                        ========      ========      ====      ========

1998:
   Available for sale:
       Mutual funds                     $620,717      $118,457      $ --      $739,174
                                        --------      --------      ----      --------
          Total available for sale      $620,717      $118,457      $ --      $739,174
                                        ========      ========      ====      ========

    There were no sales of available for sale securities for the year ended December 31, 1999. Proceeds from sales of available for sale securities for the year ended December 31, 1998 were $126,999. Gross realized gains on sale of securities available for sale for the year ended December 31, 1998 were $5,870 and gross realized losses were $-0-. Realized gains and losses are determined using the specific identification method.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

(3) FIXED ASSETS

    Fixed assets consist of the following at December 31:

                                           1999            1998
                                         --------        ---------
    Furniture and equipment              $648,341        $586,580
    Computer software                       9,747           3,863
    Auto and truck                         43,303          43,303
                                         --------        --------
                                          701,391         633,746

    Less accumulated depreciation         302,182         208,038
                                         --------        --------
                                         $399,209        $425,708
                                         ========        ========

    For the years ended December 31, 1999 and 1998 depreciation expense was $94,144 and $87,692, respectively.

(4) STOCKHOLDERS' EQUITY

    COMMON STOCK

    The Company has authorized 5,000,000 shares of no par value common stock. Each share of common stock has voting rights of one vote per share.

(5) COMMITMENTS AND CONTINGENCIES

    (a) LEASES

        The Company leases office space and office equipment under a non-cancelable operating lease which expires at various dates through December 2005.

        Future minimum lease payments under the operating lease are as follows:

          Year ending December 31:
                   2000                                      $164,790
                   2001                                       168,840
                   2002                                        42,840
                   2003                                           840
                   2004                                           840
                   Thereafter                                     840
                                                             --------
                      Total minimum lease payments           $378,990
                                                             ========

        Rental expense total $191,470 and $192,615 in 1999 and 1998, respectively.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

    (b) ROYALTIES

        In 1999, the Company entered into royalty agreements to pay royalties based on the number of software products sold either separately or incorporated within the Company's products. There were no royalty payments under the agreements for the year ended December 31, 1999. Royalties are paid based upon number of units sold or a minimum royalty under the agreements, whichever is larger. Either party has the right to terminate the agreements in the event of material default.

        Future minimum royalty payments under agreements, unless terminated, are as follows:

          Year ending December 31:
                  2000                                $  400,000
                  2001                                   550,000
                  2002                                   675,000
                  2003                                   700,000
                  2004                                   725,000
                  Thereafter                                  --
                                                      ----------
                    Total minimum royalty payments    $3,050,000
                                                      ==========

(6) EMPLOYEE STOCK OPTION PLAN

    During 1998, the Company established a stock incentive plan for eligible employees, directors and outside consultants of the Company. The Company has authorized the issuance of up to an aggregate of 250,000 shares of common stock under the Plan. Non-qualified and incentive stock options may be issued under the Plan and are exercisable upon one of the following qualifying events: (a) corporate transaction resulting in a change of control of greater than 66.66% of the common stock (b) an initial public offering in excess of $10 million or (c) ten years after the date of grant. The options vest over a period of four years. The exercise price for stock options is determined by the Board of Directors.

    The per share weighted average fair value, as determined by applying the minimum value method to stock options granted under the Plan during 1999 and 1998 was $0.990 and $0.812, respectively, on the date of grant with the following weighted average assumptions: expected dividend yield of zero, risk-free interest rate of 5% for 1999 and 6.38% for 1998, and an expected life of seven years.


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

                               PREMIA CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998

    The pro forma effects on net income of applying SFAS No. 123 are as follows:

                                                  1999            1998
                                                ---------      ---------

    Net income, as reported                     $ 129,337      $ 284,872
    Stock based compensation expense              (25,881)       (70,605)
                                                ---------      ---------
    Pro forma net income                        $ 103,456      $ 214,267
                                                =========      =========

    The following table summarizes stock option activity:

                                                                     WEIGHTED
                                                                      AVERAGE
                                                      NUMBER OF      EXERCISE
                                                       SHARES          PRICE
                                                      --------       --------
    Options outstanding, October 28, 1998
      (date of Plan adoption)                               --         $  --

    Granted                                            127,300          2.75
                                                      --------         -----

    Options outstanding, December 31, 1998             127,300         $2.75

    Granted                                             22,500          2.75
    Forfeited                                           (9,625)         2.75
                                                      --------         -----
    Options outstanding, December 31, 1999             140,175         $2.75
                                                      ========         =====

    At December 31, 1999, 109,825 shares were available for grant. Options to purchase 107,978 shares of common stock at a weighted average exercise price of $2.75 were exercisable upon a qualifying event as described above. The remaining average contractual life of the outstanding options was 9 years.

(7) RISK OF TECHNOLOGICAL CHANGE

    CONTINGENCIES AND FACTORS THAT COULD AFFECT FUTURE RESULTS

    A substantial portion of the Company's revenues each year are generated from the development and rapid release to market of computer software products newly introduced during the year. In the extremely competitive industry environment in which the Company operates, such product generation, development and marketing processes are uncertain and complex, requiring accurate prediction of market trends and demand as well as successful management of various development risks inherent in such products. In light of this dependency, it is reasonably possible that failure to successfully manage a significant product introduction could have a severe near-term impact on the Company's growth and results of operations.

(8) SUBSEQUENT EVENT

    In 2000, the Company issued 7,500 stock options to employees at a price of $2.75. The Company is currently in negotiations to be acquired at a price of $22 per share. In connection with the grants issued, the Company will recognize deferred compensation in the first quarter of 2000.


                                       12